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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2006

                            Kokopelli Capital Corp.
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             (Exact name of Registrant as Specified in its Charter)


            Florida                         0-51799                 20-4065916
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
(State or Other Jurisdiction of     (Commission file number)     (I.R.S. Employer
 Incorporation or Organization)                               Identification Number)
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                          1000 SW 11th Avenue, No. E-7
                            Hallandale, Florida 33009
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           (Address of Principal Executive Offices including Zip Code)


                                 (954) 258-5341
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              (Registrant's Telephone Number, including Area Code)


                               854 NE 78th Street
                            Boca Raton, Florida 33487
                            -------------------------
           Former name or former address, if changed since last report


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement

On June 16, 2006, Talles Family Holdings, a Florida general partnership (the
"Seller"), completed the sale of all of the shares of common stock (the
"Shares") of Kokopelli Capital Corp., a Florida corporation (the "Company"), to
America Advisors, Inc., a Delaware corporation ("America Advisors"). The sale resulted in a change in control of the Company. In connection with this transaction, the Company entered into a stock purchase agreement with Talles
Family Holdings and America Advisors. The description of the material terms of the aforementioned stock purchase agreement included in Items 5.01 and 5.02 of this Form 8-K is incorporated by reference into this Item.

Item 5.01   Changes in Control of Registrant

On June 16, 2006, the Seller consummated the sale of 5,000,000 million Shares, constituting all of the issued and outstanding capital stock of the Company, to America Advisors for an aggregate purchase price of $25,000. Following the stock purchase, America Advisors owns all of the issued and outstanding capital stock of the Company. America Advisors' address is 1000 SW 11th Avenue, No. E-7,
Hallandale, Florida 33009. The consideration necessary to complete the purchase of the Shares was derived from capital from America Advisors. Alfred Reeves is the sole shareholder of America Advisors.

Except as modified by the statements contained in this report, the statements and information included in the Company's Form 10-SB General Form for Registration of Securities of Small Business Issuers, as amended, filed with the Securities and Exchange Commission on February 8, 2006, are incorporated by reference into this Item.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

As provided by the stock purchase agreement, Ellen J. Talles, the sole officer and director of the Company, resigned on June 16, 2006, and Alfred Reeves replaced such person, as the president, secretary, treasurer and sole director of the Company. Such individual will serve his term as director ending on the date of the annual meeting of shareholders of the Company to be held in 2006, or until his successor is duly elected or qualified. The Company does not presently anticipate entering into an employment agreement with Mr. Reeves. Ms. Talles has stated in her resignation letter that her resignation does not in any way imply or infer any dispute or disagreement relating to the Company's operations, policies or practices.

Item 9.01   Exhibits

         The following Exhibits are filed herein:

         Exhibits


         Exhibit 10.1 Stock Purchase Agreement dated June 16, 2006 by and among Kokopelli Capital Corp., Talles Family
                               Holdings and America Advisors, Inc.

         Exhibit 99.1          Letter of resignation - Ellen J. Talles


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        KOKOPELLI CAPITAL CORP.

                                        (Registrant)


 Dated: June 21, 2006

                             By: /s/ Alfred Reeves
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                                 Alfred Reeves
                                 President, Secretary and Treasurer




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                             Kokopelli Capital Corp.

                                Index to Exhibits



         Exhibit Number                     Description

         Exhibit 10.1 Stock Purchase Agreement dated June 16, 2006 by and among Kokopelli Capital Corp., Talles Family
                               Holdings and America Advisors, Inc.

         Exhibit 99.1          Letter of resignation - Ellen J. Talles